LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON PARTNERS ALL CAP FUND

SUPPLEMENT DATED DECEMBER 15, 2008

TO THE PROSPECTUS DATED AUGUST 8, 2008

The following text replaces the section of the prospectus entitled “Management—Portfolio manager”:

Portfolio managers

Effective January 1, 2009, Bill Miller, CFA, David Nelson, CFA, and Jay Leopold, CFA each will serve as co-portfolio manager of the fund. Mr. Leopold has served as the fund’s portfolio manager since February 2007.

Bill Miller has been employed by one or more subsidiaries of Legg Mason, Inc. since 1981. Mr. Miller has served as a portfolio manager of Legg Mason Value Trust since 1982 and as portfolio manager for Legg Mason Opportunity Trust since 1999. He is currently Chairman and Chief Investment Officer for LMCM and Managing Member of LMM, LLC.

David Nelson has more than 30 years of investment experience, including more than 15 with Legg Mason. Mr. Nelson is a Senior Vice President of LMCM and serves as Chairman of the firm’s Investment Policy Committee. He has been the portfolio manager of Legg Mason American Leading Companies Trust since 1998.

Jay Leopold joined Legg Mason in 1986 and LMCM in 1995. After covering stocks in a variety of industries including health care, he was named Assistant Portfolio Manager of the Legg Mason American Leading Companies Trust mutual fund in 2000 and later assumed responsibility for LMCM’s All Cap product. He is a former President and Director of the Baltimore Security Analysts Society.

The SAI provides information about the compensation of the portfolio managers, other accounts they manage, and any fund shares held by the portfolio managers.

The following text supplements the section of the prospectus entitled “Management—Management fee”:

Effective January 1, 2009, the manager has voluntarily agreed to waive its management fee through June 30, 2009.

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